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                                                             EXHIBIT 10.2


                      IN THE COURT OF COMMON PLEAS
                            LAKE COUNTY, OHIO





CHARLES B. MINER, ET AL.,

     Plaintiffs,

v.

HARRY FIGGIE, JR., ET AL.,

     Defendants.
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Case No.:  93CV001575


Judge Mitrovich






                         STIPULATION AND AGREEMENT
                       OF COMPROMISE AND SETTLEMENT

          The parties to the above-captioned action, including the parties to the action entitled Donald I. MacDavid v. Harry E. Figgie, Jr., et al., Case No. 93CV001798, which has been consolidated by order of this Court with the above-captioned action (collectively referred to as the "Actions"), by and through their respective attorneys, propose the following Stipulation and Agreement of Compromise and Settlement (the "Stipulation") for the Court's approval:
          WHEREAS,
          A. Plaintiffs in the Actions, Charles B. Miner, Anne Howells and Donald I. MacDavid, who are owners of common stock of Figgie International Inc. ("FII"), have asserted claims derivatively on behalf of FII, arising out of the alleged handling of assets of FII, its capital investment and operational activities, its dealings with a related entity, and certain accounting treatments.
          B.   The Actions have been brought pursuant to Rule
     23.1 of the Ohio Rules of Civil Procedure ("Ohio Rules") against defendants Harry E. Figgie, Jr. ("Figgie, Jr.") and Harry E. Figgie III ("Figgie III"), who were at the time of filing, but are no longer, officers and directors of FII; Vincent A. Chiarucci, a director who was at the time of filing, but is no longer, an officer of FII; Fred J. Brinkman, Dale S. Coenen, Alfred V. Gangnes, John S. Lanahan, F. Rush McKnight, Harrison Nesbit II, C.B. Robertson III, Harold B. Scott, A.A. Sommer, Jr., and Walter
     M. Vannoy, non-management directors of FII; Gerald K. Rugger, who was at the time of filing, but is no longer, a non-management director of FII; and Russell W. McFall and Robert A. Weaver, Jr., who were non-management directors of
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     FII at the time of filing, but are since deceased.  Claims against Mr. McFall were dismissed following his death. Mr. Weaver's estate by Betsy Weaver, Executrix has been substituted as a party for Mr. Weaver. FII is named in the Actions as a nominal defendant, and no claims are asserted against it.
          C. The original complaint in the Miner action was filed on October 18, 1993, and later amended on or about January 28, 1994. The complaint in the MacDavid action was filed on December 2, 1993. The Actions were consolidated by an order of this Court on March 16, 1994, and the amended complaint in the Miner action was designated as the controlling complaint for the consolidated cases (the "Complaint").
          D. The Complaint alleges that defendants breached their fiduciary duties over a number of years in a broad range of respects that plaintiffs divide into four categories:
          1. That The Clark-Reliance Corporation ("Clark-Reliance"), a privately held company controlled by Figgie, Jr., Figgie III and other members of the Figgie family, was improperly enriched at the expense of FII.
          2. That there was waste of assets and mismanagement involving, among various other things, relocations of FII's corporate headquarters, the acquisition of corporate aircraft, and investments in a conversion to "world-class" manufacturing techniques.
          3. That FII resources were improperly diverted to the personal use of members of the Figgie family; and
          4. That various accounting irregularities were caused and permitted to occur.
          E. Figgie, Jr. and Figgie III (jointly represented), the non-management directors (jointly represented), Vincent
     A. Chiarucci, and FII filed separate motions to dismiss the Actions for failure to comply with the demand requirement of Rule 23.1 of the Ohio Rules. Those motions were granted, and the Actions were dismissed by the Court on May 4, 1994. The plaintiffs appealed the order of dismissal, and those appeals have been fully briefed. On June 12, 1995, the parties filed a joint motion requesting the Court of Appeals to remand the matter for purposes of settlement, and upon remand the Stipulation will be filed in the Court of Common Pleas.

          F. Each of the defendants vigorously denies all material allegations directed at him in the Complaint; further denies any charges directed at him of breach of fiduciary duties, negligence, self-dealing, waste of corporate assets, or mismanagement; asserts that his conduct with respect to the matters complained of was in all respects and at all times proper, lawful, and in good faith, and that his conduct was in the best interests of FII's shareholders; and, states that, in the event the order of the Court of Common Pleas granting the motions to dismiss were to be reversed in whole or in part and the matter proceed to trial, he would advance various further defenses that he believes to be meritorious.
          G.   Prior to execution of this Stipulation,
     plaintiffs, with the assistance of counsel, analyzed the law, examined the facts and circumstances of the matters complained of and allegations set forth in the Complaint, and considered all possible avenues of legal and equitable relief. They have examined publicly available materials, drawn on the knowledge and experience of Mr. Miner, a former senior executive of FII, reviewed materials prepared by Ernst & Young following an extensive inquiry regarding allegations in the Complaint, spoken with representatives of Ernst & Young concerning the inquiry they made and its results, and deposed Walter M. Vannoy, a director of FII, and Steven Siemborski, the Chief Financial Officer of FII, who was formerly a partner with Ernst & Young and
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participated in the Ernst & Young inquiry.  Based on this work and analysis, plaintiffs have concluded that:
          1. Even if the appeal were to be pursued to conclusion and the dismissal order reversed, which itself is uncertain, it is uncertain as to the extent that, under the applicable law and facts, plaintiffs would be able to obtain relief in excess of the proposed settlement after the trial of the Actions;
          2. The substantial benefits that will be conferred on FII and its shareholders upon the consummation of the settlement provided for in this Stipulation outweigh the possible benefits of continued prosecution, particularly given that, even if the appeal were to be successful, any future proceedings in the Actions will be protracted and expensive and the ultimate result uncertain.
          H. In light of all the foregoing considerations, plaintiffs and their counsel, without in any manner conceding the lack of merit of any of their claims, have concluded that it is in the best interests of FII and its shareholders to settle and dismiss the Actions with prejudice in the manner set forth below, and have further concluded that the terms of this Stipulation are fair, reasonable, and adequate and will result in substantial and material benefits to FII and its shareholders. Nevertheless it is expressly agreed that if for any reason this settlement is not consummated in its entirety, these conclusions will be of no significance.
          I. Each of the defendants, while denying all the allegations of wrongdoing alleged at him in the Complaint and disclaiming any liability with respect thereto, and relying on the provision below that this Stipulation shall in no event be construed as or deemed to be evidence of, or an admission or concession on the part of any of them of, any fault or liability whatsoever, and without conceding any infirmity in their motions to dismiss or the order of this Court granting dismissal, or in the defenses each would assert in the event dismissal of the Actions is in whole or in part reversed on appeal and the Actions then proceed, considers it desirable that the Actions be dismissed on the terms set forth below in order to avoid further expense, to dispose of burdensome and protracted litigation, to permit attention to his business and other affairs, including attention by directors, executives, and other officials of FII to its business operations, unhindered by expensive litigation and associated distraction and diversion, and thereby to put to rest all controversy concerning all claims that have been or might have been asserted in the Actions.
          J. FII, its directors, and its counsel have determined that it is unlikely that either FII or its shareholders would benefit if the litigation were to continue and that it is desirable and in the best interests of FII and its shareholders to compromise and settle the claims alleged in the Actions in the manner and on the terms and conditions set forth in this Stipulation to avoid further expense, inconvenience, and the distraction of burdensome litigation, and thereby to put to rest all controversy concerning all claims that have been or might have been asserted in these Actions and to confer on FII and its shareholders the meaningful benefits of the settlement set forth in this Stipulation.
          K. As a result, inter alia, of the institution of these Actions and plaintiffs' prosecution thereof, extensive arms-length settlement discussions were held between counsel for plaintiffs, counsel for the various separately represented defendant groups, and counsel for FII, and these discussions have resulted in the agreements set forth in this Stipulation.
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          L.   This Stipulation and the final judgment provided
     herein, if entered, are intended finally to dismiss, compromise, and settle all claims, rights, or causes of action, whether known or unknown, that have been asserted or could have been asserted in these Actions, or that in any way encompass or relate to any of the matters, transactions, events, situations, courses of conduct, representations, omissions, facts, or circumstances that have been alleged or could have been alleged in the Complaint in these Actions.
          NOW THEREFORE, IT IS HEREBY STIPULATED AND AGREED, by and among the undersigned, and subject to the approval of the Court pursuant to Rule 23.1 of the Ohio Rules, that the Actions, including, but not limited to, any potential claims premised upon violations of fiduciary duties, negligence, self-dealing, mismanagement, or waste of assets, shall be and the same are hereby settled, compromised, and dismissed with prejudice and without court costs to any party, upon and subject to the following terms and conditions:

                          ADDITIONAL DEFINITIONS
          1. As used in this Stipulation and the related documents attached hereto as exhibits which are to be executed pursuant to, and are incorporated by reference in, this Stipulation, the following terms (not already defined in the recitals set forth above) shall have the meanings set forth below when used with initial capital letters:
               a.   "Person" means any individual or legal
entity.
               b. "Current Shareholder" means a person who is identifiable as an owner of shares of common stock of FII, as of the most recent practical date before the time Notice is sent under Paragraph 13, below.
               c. "Notice" means the form of Notice of Pendency of Derivative Action and of Hearing on Proposed Settlement and Dismissal of Action attached hereto as Exhibit A1.
               d.   "Hearing Date" means the date set by the
Court to consider whether the settlement set forth in this Stipulation shall be approved; and
          e.   The "Effective Date" of the settlement shall be
the day following the day on which the judgment described in Paragraph 15, below, becomes final. For purposes of this Stipulation, a judgment shall be deemed final on the later of (i) the thirty-third day after it is entered, if no appeal is taken therefrom, or (ii) if an appeal is taken therefrom, on the day subsequent to the date on which it is not subject to further judicial review or appeal, either by reason of affirmance by a court of last resort or by reason of lapse of time or otherwise.
          f. The "Figgie Interests" shall mean defendants Figgie, Jr. and Figgie III, and in addition Nancy Figgie (spouse of Figgie, Jr.), Matthew Figgie and Mark Figgie (sons of Figgie, Jr.), and Clark-Reliance, which are not defendants in the Actions but have become parties to this Stipulation for settlement purposes only in order to facilitate resolution of the controversies underlying the Actions.
                        UNDERTAKINGS OF DEFENDANTS
          1. The Figgie Interests will, on or before the Effective Date, pay to FII the sum of $3,300,000, by delivery of a certified or cashier's check in that amount or other
appropriate means for the transfer of funds. Interest on this entire sum will accrue from the date this Stipulation is fully executed ("Execution Date") up to the Effective Date or, if earlier, the date of payment, at the rate for 90-day U.S.
Treasury obligations as published in The Wall Street Journal on the Execution Date.
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          2.   (a) Figgie, Jr. hereby relinquishes any and all
rights under his 1988 Employment Agreement to the base salary, annual bonuses, incentive pay, consulting fees, restricted stock and accumulated unpaid annual bonuses to which he would have been entitled upon the termination of his employment from FII (his entitlement to which is disputed by FII); (b) Figgie, Jr. hereby relinquishes to FII the right to determine whether to keep Prudential split dollar life insurance policy No. 79-674-621 in force; and (c) otherwise, the rights of Figgie, Jr. (who retired from all positions with FII as of May 18, 1994) under the terms of standard benefits plans or programs of FII will remain
unaffected.
          3. Figgie, Jr., Figgie III, and Clark-Reliance hereby assign to FII such rights, if any, as any of them may have to pursue Deloitte & Touche ("D&T") and Boston Consulting Group ("BCG") to recover moneys paid for consulting fees regarding FII or Clark-Reliance, or damages arising from or related to services performed by D&T and BCG.
          4. Figgie, Jr. will not contest FII's repurchase, at the contractually established price of $1 per share, of 90% of the shares he received pursuant to FII's 1993 Restricted Stock Purchase Plan ("RSPP"). Figgie, Jr. will retain the rights to the other 10% of the shares he received under the RSPP.
          5. Clark-Reliance will assume ultimate financial responsibility, commencing as of the scheduled payment dates in May, 1995, for lease payments for the remaining life of leases on five machines at Clark-Reliance on which FII is currently liable, identified as follows: 3 Mazak H-500/50 machines, Serial Nos. 76525, 76527, 84022; 1 Mazak AJU 35-80, Serial No. 77025; and 1
Multiplex 620, Serial No. 91967. Clark-Reliance will, if reasonably possible, execute replacement leases on these machines, or if not reasonably possible then will make such other arrangements as are necessary and reasonably possible for Clark-Reliance to make the periodic lease payments to the lessors on FII's behalf under the existing leases or periodically to provide to FII the funds necessary to make those payments to the lessors as they become due, the intent being that Clark-Reliance assume direct rights and liabilities in respect of the machines to the greatest extent reasonably possible, and that FII relinquish those rights and be relieved of those liabilities to the greatest extent reasonably possible. In either event, Clark-Reliance shall have the right to take title to the machines in place of
FII under the terms of whatever lease governs at the time
transfer of title is permissible.
          6.   Clark-Reliance:
               (a)  Will retain certain IBM hardware and
          associated maintenance obligations for which FII is currently obligated to make periodic payments, identified as follows together with amounts of respective periodic payments: 4 DASD 600s, Serial Nos. 95B9A, 914AA, 95AFA, 914EA ($1,076); 1 AS/400 D45,
          Serial No. A1480 ($1,774); 1 MES #B48133 D45 ($39); 1
          Rack 2, Serial No. A7957 ($66); 1 Modem 1, Serial No. B0371 ($14); 1 D45 to E50 Upgrade, Serial No. A1480 ($2,560); 1 Mag tape subsystem C11, Serial No. N1041 ($896); 1 Disk unit 1714MB 20, Serial No. 32449 ($710);
          Miscellaneous items 9993 ($162); UPS and cabling AS/400 ($376); Extended maintenance option EMO, Serial No.
          2482 ($714); and maintenance charge financing 9995 ($557). Clark-Reliance will assume direct responsibility for the periodic payments beginning with the first payment due following the Effective Date. In addition, Clark-Reliance will retain, and have ownership of, an IBM Memory Drive 8595, Serial No. 23KWM, for which it has previously paid.
               (b) Will retain additional systems hardware for which FII is currently obligated to make periodic payments, and will, beginning with the first payment due following the Effective Date, assume responsibility for the periodic payments as to such hardware that is included as a subject of the following leases: IBM Credit Corporation 083817, Randolph 33, 40, 42, 46, 51, 60 and 78.
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          7.   Clark-Reliance relinquishes any rights it may have
to seek recovery from FII based on the costs of restructuring its hardware, software, or other, systems.
          8. Clark-Reliance and FII will terminate all other existing business relationships.
          9. Not later than the first regularly scheduled meeting of the Board of Directors of FII following the Effective Date, the directors of FII shall adopt one or more resolutions ("Resolution(s)") providing for the effectuation and implementation of the following measures:
          (a)  Restructuring the Board of Directors, committees
               of the Board of Directors, and cash compensation
               of non-management directors as follows:
               (1) Reducing the number of director positions as of the immediately succeeding annual meeting of shareholders to nine, of which, at least initially, two will be members of management and seven will not be members of management.
               (2) Reducing the number of standing committees of the Board of Directors from six to three, to be named, at least initially, the Executive and Finance Committee, the Audit Committee, and the Management Development and Compensation Committee (which will, among other things, assume the functions of the present Nominating Committee).
               (3) Reducing the annual stipend payable to non-management directors from $20,000 to $15,000, plus $1,000 per board meeting actually attended (with an anticipated five regularly scheduled meetings annually).
               (4) Reducing the annual stipend payable to non-management directors for service on committees of the Board from $6,000 ($9,000
                    in the case of Executive and Finance
                    Committee, $10,000 for its chairman, and
                    $7,000 for the chairman of the Management
                    Development and Compensation Committee) to
                    $3,000 for each member, plus $750 per
                    committee meeting actually attended.
               (5) Reducing the number of non-management members of the Executive and Finance Committee from four to three.
          (b)  Establishing that, as a matter of corporate
               policy, there shall be a majority of independent directors on FII's Board. For purposes of this policy, a director is not considered independent if he/she (i) is an officer of a corporation where an officer of FII is a director; (ii) is, or within the last three years has been, an employee of FII (except that this shall not apply to Walter
               M. Vannoy, for many years a non-management
               director, who then served for slightly more than one year as a senior executive of FII on an interim basis and has recently returned to non-management status, although he remains under contract on a part-time basis to perform such duties as may be requested, until mid-May, 1996); or (iii) is a director, officer, or employee, or a partner or substantial investor in, an enterprise that is a substantial customer of FII or a substantial supplier of goods or services to FII. If and to the extent the Board as presently constituted, or as it might become constituted in the future through events not within the control of the Board, might be deemed not to meet the independence test, the Board will within the strictures imposed by the size of the Board and the expiration of directors' terms of office, adjust the composition of the Board through nominations or, if deemed appropriate, appointment of new directors until the independence test is met.
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          (c)  Directing that the non-management members of one
               of the standing committees of the Board, currently the Management Development and Compensation Committee, annually assess, and report to the full Board its assessment of, the Board's performance. The report shall be made to and discussed by the full Board, normally at the first regular Board meeting following the end of each fiscal year.
               The directors responsible for the report may, if they so desire, but need not, secure the assistance of outside advisors in making the
               assessment. The assessment is to be directed to the Board's contribution as a whole, and shall specifically review areas in which the Board and/or senior management believe a stronger
               contribution could be made.
The Resolution(s) shall remain in effect for a period of at least five years from the Effective Date, except as otherwise provided immediately below, and thereafter shall remain in effect until such time as the directors deem appropriate. Prior to expiration of five years from the Effective Date, the directors of FII may terminate the Resolution(s) with or without adopting a replacement resolution, or amend the Resolution(s) only (i) if
FII ceases to be a public company (defined as having a class of voting stock that is listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system of a registered national securities association, or held of record by more than 2000 stockholders; or, (ii) by majority vote of a quorum composed of directors that meet the independence test.
          10. The contributions and other undertakings set forth in Paragraphs 1 through 9 above, shall constitute full and complete discharge of the entire obligation of all defendants under this Stipulation, and no defendant shall have any further liability to plaintiffs (individually, or acting derivatively on behalf of FII) or to FII except as otherwise specifically provided in this Stipulation.
                    ATTORNEYS' FEES AND DISBURSEMENTS,
                     AND INCENTIVE PAYMENTS
          11. Upon receipt of payment from the Figgie Interests on the Effective Date, FII will pay to the firm of Murray & Murray, as receiving agent for all counsel for all plaintiffs in the Actions the amount of $1,935,000 as attorneys' fees and expenses. FII will at the same time pay plaintiff Charles B. Miner $15,000, plaintiff Anne Howells $7,500, and plaintiff
Donald I. MacDavid $7,500, as incentive compensation in respect of the commencement and pursuit of the Actions. Interest shall accrue on these amounts, for fees, expenses, and incentive compensation, from the Execution Date to the Effective Date or, if earlier, the date of payment, at the rate for 90-day U.S. Treasury obligation as published in The Wall Street Journal on the Execution Date.
          12. Except as provided in this Stipulation, FII shall not bear any fees, expenses or costs incurred in connection with the prosecution or settlement of the Actions, except that FII intends to take steps necessary to indemnify the defendants for expenses (including legal fees) incurred in connection with the defense and settlement of the Actions. Plaintiffs will not object to or oppose that indemnification.
                             NOTICE PROCEDURE
          13. Immediately after execution of this Stipulation, plaintiffs' counsel and defendants' counsel shall jointly apply to the Court for an Order providing for Notice to Current Shareholders substantially in the form annexed hereto as Exhibit A, the entry of which Order shall be a condition precedent to any obligation of any party pursuant to this Stipulation. The responsibility for, and costs of, giving Notice shall be borne by FII, who shall serve and file affidavits evidencing compliance with the Order within twenty days after Notice has been mailed.
                                  HEARING
          14. Each Current Shareholder who files an objection to the settlement set forth herein in the manner and within the time prescribed in the Notice shall be afforded an opportunity to be heard at the Hearing.
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                         FINAL ORDER AND JUDGMENT
          15. If, after the Notice and Hearing provided for herein, the Court approves this Stipulation, the Court shall enter a Final Order and Judgment substantially in the form annexed as Exhibit B dismissing the Actions with prejudice.
                         FINALITY OF THE JUDGMENT
          16. Following the Effective Date, no default by any person in the performance of any of the covenants or obligations under this Stipulation, or any judgment or order entered in connection with any of the foregoing, shall affect the dismissal of the Actions, the discharge and release of defendants, or any other provision of the Final Order and Judgment embodying these provisions.
                                 RELEASES
          17. FII shall execute and deliver to each of the defendants and to Matthew Figgie, Mark Figgie, Nancy Figgie and Clark-Reliance a release in the form attached hereto as Exhibit
C, on the Effective Date.
          18. Figgie, Jr., Figgie III, Matthew Figgie, Mark Figgie, Nancy Figgie and Clark-Reliance shall execute and deliver to FII a release in the form attached hereto as Exhibit D, on the Effective Date.
                    EFFECT OF DISAPPROVAL OF SETTLEMENT
          19. If final approval of the Stipulation, including such modifications as may be ordered by the Court with the consent of all the parties, is not obtained or is reversed on appeal, or if the Effective Date does not occur, or if the judgment described in paragraph 15 hereof is finally reversed or modified on appeal, then except for the obligations of the parties under this paragraph 19 and the provisions of paragraphs 13 and 20 of this Stipulation, this Stipulation shall be null and void, shall have no further force and effect with respect to any party in the Actions, and shall not be used in the Actions or in any other proceedings for any purpose; and this Stipulation and all negotiations, proceedings and statements made in connection herewith shall be without prejudice to any person, shall not be deemed or construed to be an admission or concession by any party of any fact, matter or proposition, and shall not be used in any manner or for any purpose in any subsequent proceeding in these Actions or in any court; and all parties to the Actions shall stand in the same position, without prejudice, as if this Stipulation had not been made or filed with the Court.
                       STIPULATION NOT AN ADMISSION
          20. This Stipulation and the settlement, whether or not consummated, and any proceedings taken hereunder are not and shall not in any event be construed as or deemed to be an admission or concession by the parties, or any of them, of the truth of any fact alleged or the validity of any claim or defense asserted in the Actions or of liability of any or all defendants; nor are they a concession or an admission of any fault or omission in any statement or written document, report, or financial statement heretofore issued, filed, approved, or made by any defendant; nor shall this Stipulation, nor the settlement, nor any papers related to them, nor any of the terms hereof be offered or received in evidence or in any way referred to against any defendant herein in the Actions or in any other civil, criminal, or administrative action or proceeding other than such proceedings in these Actions as may be necessary to consummate or enforce this Stipulation; nor shall they be construed by anyone for any purpose whatsoever as an admission, concession, or presumption of any wrongdoing on the part of defendants or any of them nor an admission by plaintiffs or plaintiffs' counsel that the consideration to be given hereunder represents the amount which could be recovered after trial. Each defendant has denied, and continues to deny, all allegations of fault, wrongdoing, or liability advanced in the Complaint, or at any other point in the Actions, and all averments that plaintiffs, FII, or any of its shareholders suffered any monetary damage or other damage by reason of the alleged wrongdoing; defendants have entered into this Stipulation solely to avoid the further inconvenience and burdens of protracted and costly litigation. Nothing in this Stipulation shall be construed as an admission or concession that
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plaintiffs, FII, or any of its shareholders suffered any damage or that any defendant is liable to plaintiffs, FII, or its shareholders.
                         MISCELLANEOUS PROVISIONS
          21. The parties and their attorneys further agree to cooperate fully with one another in seeking Court approval of this Stipulation and to use their best efforts to effect the consummation of this Stipulation and the settlement provided hereunder, including but not limited to executing and delivering such additional documents as may be necessary to carry out the commitments undertaken in this stipulation.
          22. Pending final determination of whether the settlement reflected in this Stipulation should be approved, plaintiffs shall not commence or prosecute any action, either derivatively on behalf of FII or directly on behalf of themselves or any other person, asserting claims against any defendant herein which have been or could have been asserted, or which arise from or are related to any of the matters, transactions, agreements, situations, courses of conduct, facts, or circumstances referred to in these Actions.
          23. The undersigned plaintiffs' counsel represent that they have been authorized by the plaintiffs on behalf of themselves individually and derivatively on behalf of FII to execute this Stipulation, and the undersigned defendants' counsel represent that they have been authorized by their respective clients to execute this Stipulation.
          24. The headings in this Stipulation are solely for the convenience of the attorneys for the parties and the Court. The headings shall not be deemed to be a part of this Stipulation and shall not be considered in construing or interpreting this Stipulation.
          25. This Stipulation shall be binding upon and inure to the benefit of the parties hereto and their respective subsidiaries, affiliates, directors, officers, employees, heirs, partners, successors, and assigns and any corporation or other entity into or with which any corporate party hereto may merge or consolidate.
          26. This Stipulation may be executed in multiple counterparts and may be filed with the Court with separately executed counterpart signature pages attached. For this purpose, signature pages transmitted by telecopier shall be deemed to be original signature pages.
          27. This Stipulation shall be construed and entered into in accordance with the laws of the State of Delaware.
          28. The foregoing constitutes the entire agreement between the parties with regard to the subject matter hereof and may not be modified or amended except in writing signed by all parties hereto.

Dated:  June __, 1995         MURRAY & MURRAY CO., L.P.A.
                              By:
                              111 East Shoreline Drive
                              Post Office Box 19
                              Sandusky, Ohio  44871-0019

                              Attorneys for Plaintiffs Charles B.
                              Miner and Anne Howells

                              GALLAGHER, SHARP, FULTON & NORMAN
                              By:
                              Seventh Floor, Bulkley Bldg.
                              1501 Euclid Avenue
                              Cleveland, Ohio  44115

                              Attorneys for Plaintiff Donald I.
                              MacDavid

                              WILMER, CUTLER & PICKERING
                              By:
                              2445 M. Street, N.W.
                              Washington, D.C.  20037

                              BARRY M. BYRON & CO., LPA
                              By:
                              Interstate Square Bldg. 1
                              4230 State Rte. 306
                              Willoughby, Ohio  44094

                              Attorneys for Defendants Harry E.
                              Figgie, Jr. and Harry E. Figgie III
                              and also for Matthew Figgie,
                              Mark Figgie, Nancy Figgie and
                              The Clark-Reliance Corporation

                              SQUIRE, SANDERS & DEMPSEY
                              By:
                              4900 Society Center
                              127 Public Square
                              Cleveland, Ohio  44114

                              Attorneys for Defendant Vincent A.
                              Chiarucci

                              JONES, DAY, REAVIS & POGUE
                              By:
                              North Point
                              901 Lakeside Avenue
                              Cleveland, Ohio  44114

                              Attorneys for Defendants Fred J.
                              Brinkman, Dale S. Coenen, Alfred V.
                              Gangnes, John S. Lanahan, F. Rush
                              McKnight, Harrison Nesbit II, C.B.
                              Robertson III, Gerald K. Rugger,
                              Harold B. Scott, A.A. Sommer, Jr.,
                              Walter M. Vannoy, and Estate of
                              Robert A. Weaver, Jr. by Betsy
                              Weaver, Executrix

                              BAKER, HACKENBERG & COLLINS CO.,
                              L.P.A.
                              By:
                              77 North St. Clair Street
                              Painesville, Ohio  44077
                              Attorneys for Nominal Defendant
                              Figgie International Inc.

IN THE COURT OF COMM            ON PLEAS
LAKE COUNTY, OHIO





CHARLES B. MINER, ET AL.,

     Plaintiffs,

v.

HARRY FIGGIE, JR., ET AL.,

     Defendants.
)
)
)
)
)
)
)
)
)
Case No.:  93CV001575


Judge Mitrovich

ORDER APPROVING SUBMISSION
OF SETTLEMENT TO
SHAREHOLDERS AND PROVIDING
FOR NOTICE



          The parties to the above captioned shareholder derivative action (the "Action"), having entered into a Stipulation and Agreement of Settlement and Compromise (the "Stipulation") executed by counsel for all parties and presented to the Court on _______________, and having jointly moved this Court to approve a settlement and dismissal of the Action upon terms set forth in the Stipulation; and
          The Court having determined preliminarily that the proposed settlement appears to be the product of serious, informed, non-collusive negotiations, has no obvious deficiencies, and falls within the range of possible approval; and
          The Court having further determined on this basis, after due deliberation, that it is necessary and appropriate to submit the proposed settlement to the owners of common stock of Figgie International Inc. ("FII") and to convene a hearing for the purpose of determining on a final basis the fairness, reasonableness and adequacy of the proposed settlement;
          IT IS HEREBY ORDERED that:
          29. For purposes of settlement only, this Action is hereby authorized to proceed as a derivative action under Ohio R. Civ. P. 23.1 on behalf of FII.
          30. A hearing shall be held on __________, 1995 at ______, ___M. (the "Hearing) to determine the fairness, reasonableness and adequacy of the settlement proposed in the Stipulation and whether the settlement should be approved by the Court and judgment entered on it.
          31. Persons who are shareholders of common stock of FII as of _______________________, 1995 ("Current Shareholders")
are entitled to receive notice of the pendency of this Action and of the Hearing on the proposed Settlement and dismissal of the action (the "Notice"), and Notice will be required as set forth below.
          32. FII shall cause the Notice, substantially in the form annexed hereto as Exhibit A1 to be mailed by first class mail, postage prepaid, on or before ______, 1995 to all persons shown on the stock records maintained by or on behalf of FII to be Current Shareholders.
          33. Upon receiving the Notice, all brokerage firms and other nominees ("Nominees") for beneficial owners who are Current Stockholders are requested promptly either (a) to send a copy of the Notice to Current Stockholders and to furnish written confirmation thereof to the Settlement Administrator, Heffler, Radetich & Saitta L.L.P., Suite 800, 1515 Market Street, Philadelphia, PA 19102, Attention: Figgie Derivative Litigation, or (b) to furnish the Settlement Administrator, in the manner noted immediately above, with the names and addresses of Current Stockholders. Upon receipt of such list, the Settlement Administrator shall mail a copy of the Notice to such persons. Upon the request of any Nominee, the Settlement Administrator shall furnish sufficient quantities of the Notice for each of the beneficial owners represented by the respective Nominee. After notice to the persons for whom the Nominee has acted, the Nominee may apply for reimbursement of its actual out-of-pocket expenses, reasonably incurred, in identifying the beneficial owners identified above, plus postage, by presenting to the Settlement Administrator an affidavit that sets forth the name and address of each beneficial owner notified and the expenses incurred and which represents that "such expenses would not have been incurred but for the requirement that notice be provided" to such persons.
          34. Notice given in the form and manner provided in paragraph 4 of this Order is hereby found to be due, adequate and sufficient notice, of the pendency of the Action and the proposed settlement and dismissal of the Action, and the best practicable under the circumstances, and shall constitute the notice required by Ohio R. Civ. P. 23.1. FII shall serve and file an affidavit evidencing its compliance with this Order governing notice on or before _____________, 1995.
          35. The costs of identifying and notifying Current Shareholders (including the costs of printing the Notice) pursuant to this Order shall be borne by FII as provided in the Stipulation.
          36. The Stipulation and all papers in support thereof shall be available for inspection at the office of the Clerk of Court, Lake County Courthouse, Painesville, Ohio, or the office of the law firm of Murray & Murray Co., L.P.A., 111 East Shoreline Drive, Sandusky, Ohio 44870, commencing on the date of this Order, during reasonable business hours upon one day's notice.
          37. Any Current Shareholder who objects to the Stipulation, the fairness, reasonableness or adequacy of the proposed settlement or who otherwise wishes to be heard, may appear in person or by his attorney at the hearing and present any evidence or argument that may be proper and relevant; provided, however, that no person other than the named plaintiffs and defendants in this Action shall be heard, and no papers, briefs, or other documents submitted by any such person shall be received and considered by the Court (unless the Court in its discretion shall thereafter otherwise direct) unless no later than ten days prior to the hearing, notice of the intention to appear, a statement of such person's objections or comments and the grounds for such objections or comments or the reasons for such person's desiring to appear and to be heard, as well as all papers and other materials that such person desires the Court to consider, shall be filed in writing by such person with the Clerk of the Court and, on or before the date of such filing, shall be served upon the following counsel of record:
          Dennis Murray, Esq.           Counsel for Plaintiffs
          Murray & Murray Co., L.P.A.
          111 East Shoreline Drive
          Post Office Box 19
          Sandusky, Ohio  44871-0019

          James F. Koehler, Esq.        Counsel for Plaintiffs
          Gallagher, Sharp, Fulton
           & Norman
          7th Floor
          Bulkley Building
          Cleveland, Ohio  44115

                                    and

          John M. Newman, Jr., Esq.     Counsel for Non-Management
          Jones, Day, Reavis & Pogue    Director Defendants
          North Point
          901 Lakeside Avenue
          Cleveland, Ohio  44114

          Frances Floriano Goins, Esq.  Counsel for Defendant
          Squire, Sanders & Dempsey     Vincent A. Chiarucci
          4900 Society Center
          127 Public Square
          Cleveland, Ohio 44114

          Richard W. Cass, Esq.         Counsel for Defendants
          Karen Barr, Esq.              Harry E. Figgie, Jr. and
          Wilmer, Cutler & Pickering    Harry E. Figgie, III
          2445 M Street, N.W.
          Washington, D.C.  20037-1420

          James Hackenberg, Esq.        Counsel for Nominal Defendant
          Baker, Hackenberg &           Figgie International Inc.
            Collins Co., L.P.A.
          77 North St. Clair Street
          Suite 100
          Painesville, Ohio 44077

          38. Any Current Shareholder of FII who does not make his, her, or its objection in the manner provided shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness.
          39. The Court expressly reserves the right to approve the Stipulation and the settlement (including any modification thereof made with the consent of plaintiffs and defendants as provided for in the Stipulation without further notice to Current Shareholders), and to adjourn the aforesaid hearing from time to time, by oral announcement at the hearing without further notice to Current Shareholders. All Current Shareholders shall be bound by any order or judgment entered pursuant to the Stipulation (including any modification thereof made with the consent of plaintiffs and defendants as provided for in the Stipulation).
          40. Pending final determination of whether the settlement reflected in this Stipulation should be approved, plaintiffs and FII's shareholders, or any of them, shall not commence or prosecute against any defendant herein any action, either derivatively on behalf of FII or directly on behalf of themselves or any other person, asserting claims, rights or causes of action whether known or unknown, that have been asserted or could have been asserted in these Actions, or that in any way encompasses or relates to any of the matters, transactions, events, situations, courses of conduct, representations, omissions, facts, or circumstances that have been alleged or could have been alleged in these Actions.
Dated:  June __, 1995              SO ORDERED
Painesville, Ohio
                                   Paul H. Mitrovich
                                   Judge

IN THE COURT OF COMMON PLEAS
       LAKE COUNTY, OHIO





CHARLES B. MINER, ET AL.,

     Plaintiffs,

v.

HARRY FIGGIE, JR., ET AL.,

     Defendants.
)
)
)
)
)
)
)
)
)
Case No.:  93CV001575


Judge Mitrovich

ORDER APPROVING SUBMISSION
OF SETTLEMENT TO
SHAREHOLDERS AND PROVIDING
FOR NOTICE



          The parties to the above captioned shareholder derivative action (the "Action"), having entered into a Stipulation and Agreement of Settlement and Compromise (the "Stipulation") executed by counsel for all parties and presented to the Court on _______________, and having jointly moved this Court to approve a settlement and dismissal of the Action upon terms set forth in the Stipulation; and
          The Court having determined preliminarily that the proposed settlement appears to be the product of serious, informed, non-collusive negotiations, has no obvious deficiencies, and falls within the range of possible approval; and
          The Court having further determined on this basis, after due deliberation, that it is necessary and appropriate to submit the proposed settlement to the owners of common stock of Figgie International Inc. ("FII") and to convene a hearing for the purpose of determining on a final basis the fairness, reasonableness and adequacy of the proposed settlement;
          IT IS HEREBY ORDERED that:
          41. For purposes of settlement only, this Action is hereby authorized to proceed as a derivative action under Ohio R. Civ. P. 23.1 on behalf of FII.
          42. A hearing shall be held on __________, 1995 at ______, ___M. (the "Hearing) to determine the fairness, reasonableness and adequacy of the settlement proposed in the Stipulation and whether the settlement should be approved by the Court and judgment entered on it.
          43. Persons who are shareholders of common stock of FII as of _______________________, 1995 ("Current Shareholders")
are entitled to receive notice of the pendency of this Action and of the Hearing on the proposed Settlement and dismissal of the action (the "Notice"), and Notice will be required as set forth below.
          44. FII shall cause the Notice, substantially in the form annexed hereto as Exhibit A1 to be mailed by first class mail, postage prepaid, on or before ______, 1995 to all persons shown on the stock records maintained by or on behalf of FII to be Current Shareholders.
          45. Upon receiving the Notice, all brokerage firms and other nominees ("Nominees") for beneficial owners who are Current Stockholders are requested promptly either (a) to send a copy of the Notice to Current Stockholders and to furnish written confirmation thereof to the Settlement Administrator, Heffler, Radetich & Saitta L.L.P., Suite 800, 1515 Market Street, Philadelphia, PA 19102, Attention: Figgie Derivative Litigation, or (b) to furnish the Settlement Administrator, in the manner noted immediately above, with the names and addresses of Current Stockholders. Upon receipt of such list, the Settlement Administrator shall mail a copy of the Notice to such persons. Upon the request of any Nominee, the Settlement Administrator shall furnish sufficient quantities of the Notice for each of the beneficial owners represented by the respective Nominee. After notice to the persons for whom the Nominee has acted, the Nominee may apply for reimbursement of its actual out-of-pocket expenses, reasonably incurred, in identifying the beneficial owners identified above, plus postage, by presenting to the Settlement Administrator an affidavit that sets forth the name and address of each beneficial owner notified and the expenses incurred and which represents that "such expenses would not have been incurred but for the requirement that notice be provided" to such persons.
          46. Notice given in the form and manner provided in paragraph 4 of this Order is hereby found to be due, adequate and sufficient notice, of the pendency of the Action and the proposed settlement and dismissal of the Action, and the best practicable under the circumstances, and shall constitute the notice required by Ohio R. Civ. P. 23.1. FII shall serve and file an affidavit evidencing its compliance with this Order governing notice on or before _____________, 1995.
          47. The costs of identifying and notifying Current Shareholders (including the costs of printing the Notice) pursuant to this Order shall be borne by FII as provided in the Stipulation.
          48. The Stipulation and all papers in support thereof shall be available for inspection at the office of the Clerk of Court, Lake County Courthouse, Painesville, Ohio, or the office of the law firm of Murray & Murray Co., L.P.A., 111 East Shoreline Drive, Sandusky, Ohio 44870, commencing on the date of this Order, during reasonable business hours upon one day's notice.
          49. Any Current Shareholder who objects to the Stipulation, the fairness, reasonableness or adequacy of the proposed settlement or who otherwise wishes to be heard, may appear in person or by his attorney at the hearing and present any evidence or argument that may be proper and relevant; provided, however, that no person other than the named plaintiffs and defendants in this Action shall be heard, and no papers, briefs, or other documents submitted by any such person shall be received and considered by the Court (unless the Court in its discretion shall thereafter otherwise direct) unless no later than ten days prior to the hearing, notice of the intention to appear, a statement of such person's objections or comments and the grounds for such objections or comments or the reasons for such person's desiring to appear and to be heard, as well as all papers and other materials that such person desires the Court to consider, shall be filed in writing by such person with the Clerk of the Court and, on or before the date of such filing, shall be served upon the following counsel of record:
          Dennis Murray, Esq.           Counsel for Plaintiffs
          Murray & Murray Co., L.P.A.
          111 East Shoreline Drive
          Post Office Box 19
          Sandusky, Ohio  44871-0019

          James F. Koehler, Esq.        Counsel for Plaintiffs
          Gallagher, Sharp, Fulton
           & Norman
          7th Floor
          Bulkley Building
          Cleveland, Ohio  44115

                                    and

          John M. Newman, Jr., Esq.     Counsel for Non-Management
          Jones, Day, Reavis & Pogue    Director Defendants
          North Point
          901 Lakeside Avenue
          Cleveland, Ohio  44114

          Frances Floriano Goins, Esq.  Counsel for Defendant
          Squire, Sanders & Dempsey     Vincent A. Chiarucci
          4900 Society Center
          127 Public Square
          Cleveland, Ohio 44114

          Richard W. Cass, Esq.         Counsel for Defendants
          Karen Barr, Esq.              Harry E. Figgie, Jr. and
          Wilmer, Cutler & Pickering    Harry E. Figgie, III
          2445 M Street, N.W.
          Washington, D.C.  20037-1420

          James Hackenberg, Esq.        Counsel for Nominal Defendant
          Baker, Hackenberg &           Figgie International Inc.
            Collins Co., L.P.A.
          77 North St. Clair Street
          Suite 100
          Painesville, Ohio 44077

          50. Any Current Shareholder of FII who does not make his, her, or its objection in the manner provided shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness.
          51. The Court expressly reserves the right to approve the Stipulation and the settlement (including any modification thereof made with the consent of plaintiffs and defendants as provided for in the Stipulation without further notice to Current Shareholders), and to adjourn the aforesaid hearing from time to time, by oral announcement at the hearing without further notice to Current Shareholders. All Current Shareholders shall be bound by any order or judgment entered pursuant to the Stipulation (including any modification thereof made with the consent of plaintiffs and defendants as provided for in the Stipulation).
          52. Pending final determination of whether the settlement reflected in this Stipulation should be approved, plaintiffs and FII's shareholders, or any of them, shall not commence or prosecute against any defendant herein any action, either derivatively on behalf of FII or directly on behalf of themselves or any other person, asserting claims, rights or causes of action whether known or unknown, that have been asserted or could have been asserted in these Actions, or that in any way encompasses or relates to any of the matters, transactions, events, situations, courses of conduct, representations, omissions, facts, or circumstances that have been alleged or could have been alleged in these Actions.

Dated:  June __, 1995              SO ORDERED
Painesville, Ohio
                                   Paul H. Mitrovich
                                   Judge

IN THE COURT OF COMMON PLEAS
LAKE COUNTY, OHIO





CHARLES B. MINER, ET AL.,

     Plaintiffs,

v.

HARRY FIGGIE, JR., ET AL.,

     Defendants.
)
)
)
)
)
)
)
)
)
Case No. 93CV001575

Judge Mitrovich

NOTICE OF PENDENCY OF
DERIVATIVE ACTION AND OF
HEARING ON PROPOSED
SETTLEMENT AND DISMISSAL OF
ACTION


TO:  OWNERS OF COMMON STOCK OF FIGGIE INTERNATIONAL INC. ("FII").

          PLEASE READ THIS NOTICE WITH CARE AS IT
          AFFECTS YOUR RIGHTS WITH RESPECT TO THIS
          ACTION.  THIS NOTICE IS NOT AN EXPRESSION OF
          ANY OPINION BY THIS COURT AS TO THE MERITS OF
          ANY OF THE CLAIMS OR DEFENSES ASSERTED BY ANY
          PARTY IN THIS ACTION.  THIS NOTICE IS SENT
          FOR THE PURPOSE OF INFORMING YOU OF THE
          PENDENCY OF THIS ACTION, THE PROPOSED
          SETTLEMENT, AND THE HEARING TO CONSIDER COURT
          APPROVAL OF THE PROPOSED SETTLEMENT.

YOU ARE HEREBY NOTIFIED, pursuant to Rule 23.1 of the Ohio Rules of Civil Procedure ("Ohio Rules") and an Order of the Court of Common Pleas of Lake County, Ohio (the "Court"), that the above entitled derivative action and a second derivative action that has been consolidated with it by order of the Court, Donald I. MacDavid v. Harry E. Figgie, Jr., et al. (the "Actions"), are pending in the Court of Common Pleas for Lake County, Ohio, and that the Court has entered an order preliminarily approving a Stipulation and Agreement of Compromise and Settlement (the "Settlement") between the parties to the Actions. That Order provides that the Settlement is subject to final approval by the Court, and if it is approved, the Settlement will result in, among other things, (a) the receipt of certain funds, materials and other financial benefits by Figgie International Inc. ("FII"), (b) the institution or continuation of certain measures by FII (relating to the Board of Directors of FII), (c) the dismissal of the Actions with prejudice and the release of the defendants from certain liabilities, and (d) payment of attorneys' fees and expenses to counsel for the plaintiffs and of certain incentive payments to the plaintiffs. A hearing has been set regarding the Settlement, and you have certain rights in that regard which you may exercise if you choose.
                     I.  DESCRIPTION OF THE LITIGATION
          A.   Background
          Plaintiffs in the Actions, Charles B. Miner, Anne Howells and Donald I. MacDavid, are owners of common stock of FII and in that capacity have asserted claims derivatively on behalf of FII.
          Named as defendants in the Actions are Harry E. Figgie, Jr. and Harry E. Figgie III, former officers and directors of FII; Vincent A. Chiarucci, a director and former officer of FII; Gerald K. Rugger, a former director of FII; Fred J. Brinkman, Dale S. Coenen, Alfred V. Gangnes, John S. Lanahan, F. Rush McKnight, Harrison Nesbit II, C.B. Robertson III, Harold B. Scott, A.A. Sommer, Jr., and Walter M. Vannoy, directors of FII; and the Estate of Robert A. Weaver, Jr. (a former director deceased since the commencement of the Actions) by Betsy Weaver, Executrix. FII is named in both Actions as a nominal defendant, and no claims are asserted against it.
          The original complaint in the Miner action was filed on October 18, 1993, and was later amended on or about January 28, 1994. The complaint in the MacDavid action was filed on December 2, 1993. The Actions were consolidated by an order of the Court of Common Pleas on March 16, 1994, and the amended complaint in the Miner action was designated as the controlling complaint for the consolidated cases (the "Complaint").
          B.   Plaintiffs' Claims
          The Complaint alleges that the defendants breached their fiduciary duties over a number of years in a broad range of aspects that plaintiffs divide into four categories. They allege that The Clark-Reliance Corporation ("Clark-Reliance"), a privately held company controlled by Harry E. Figgie, Jr. ("Figgie Jr.), Harry E. Figgie III ("Figgie III") and other members of the Figgie family, was improperly enriched at the expense of FII; that there was waste of assets and mismanagement involving, among various other things, relocations of FII's corporate headquarters, the acquisition of corporate aircraft, and investments in a conversion to "world-class" manufacturing techniques; that FII resources were improperly diverted to the personal use of members of the Figgie family; and that various accounting irregularities were caused and permitted to occur.
          C.   Defendants' Responses and Related Proceedings
          All individual defendants, and FII as nominal defendant, filed motions to dismiss the Actions for failure to comply with the requirement for a demand upon directors of FII under Rule 23.1 of the Ohio Rules. Those motions were granted, and the actions were dismissed by the Court on May 4, 1994. The plaintiffs appealed the order dismissing the Actions, and those appeals have been fully briefed but have not yet been presented by oral argument or decided by the Court of Appeals. In view of the Settlement, the matter has been returned by the Court of Appeals to the Court of Common Pleas for purposes of considering and passing upon the Settlement.
          Defendants have denied and continue to deny all of the claims and contentions directed at them in the Complaint. They have vigorously defended this lawsuit, and in the event the order of the Court of Common Pleas granting the motions to dismiss were to be reversed in whole or in part, they would advance various further defenses that they believe to be meritorious.
          D.   Investigations and Negotiations
          Plaintiffs, with the assistance of counsel, have conducted both formal and informal discovery and investigation in connection with the claims asserted in the Complaint. They have considered all possible avenues of legal and equitable relief, and have fully explored the facts and law underlying their
claims.   Plaintiffs' counsel also have engaged in discussions
and arms-length negotiations with counsel for the defendants. These negotiations and investigations have resulted in the proposed Settlement of the Actions described in this Notice.
          E. Benefits Of Settlement To FII And Its Shareholders Counsel for plaintiffs recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Actions against defendants through trial and appeals. They have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as these derivative lawsuits, and even more particularly where a motion to dismiss the Actions has been granted and is on appeal. They have also taken into account the costs of such protracted litigation. Plaintiffs and their counsel have, therefore, determined, on the basis of their knowledge and investigation of the facts and the law relating to the acts, events and conduct complained of in the Actions, that the Settlement, as described below under the heading "SUMMARY OF THE PROPOSED SETTLEMENT," is fair to and in the best interests of FII and its shareholders, and will result in substantial benefits to FII and its shareholders.
          F.   Benefits Of Settlement To Defendants
          Defendants have concluded, without conceding liability, that it is desirable for the Actions to be settled on the basis proposed in order to avoid the substantial expense, inconvenience, and distraction of further burdensome and protracted legal proceedings and to put to rest the claims asserted in the Actions and all further controversy related to them.
                  II.  SUMMARY OF THE PROPOSED SETTLEMENT
          The Settlement of the Actions has been reached between plaintiffs, acting derivatively on behalf of FII and the defendants. The terms and conditions of the Settlement are set forth in detail in a stipulation dated June __, 1995 and filed with the Court. The stipulation is subject to and becomes effective only upon final approval of the Court.
          The following description of the Settlement
          is only a summary.  Reference should be made
          to the text of the Stipulation on file with
          the Court for a full statement of its
          provisions
          A. In summary, the Stipulation provides for the payment of three million three hundred thousand dollars ($3,300,000) and various other concessions to FII by the Figgie Interests (defined to include defendants Figgie, Jr. and Figgie III, and also Figgie, Jr.'s spouse and two additional children and Clark-Reliance, which are not a parties to the Actions but are participating in the settlement in order to facilitate resolution of the matters in controversy). The $3,300,000 payment bears interest from the date the stipulation is signed until the date payment is made. Under the settlement, Figgie, Jr. also relinquishes certain benefits to which he may otherwise be entitled under a 1988 employment agreement with FII (his entitlement to which is disputed by FII), will relinquish certain rights under a Company sponsored split-dollar life insurance policy, and will not contest FII's repurchase at the contractual price of $1 per share, of 90% of the shares of FII stock that he received pursuant to FII's 1993 Restricted Stock Purchase Plan. Further, the Figgie Interests assign to FII certain rights relating to possible claims against Deloitte & Touche and Boston Consulting Group and Clark-Reliance (1) will assume responsibility for lease payments for the remaining life of leases on five machines at Clark-Reliance on which FII is currently liable; (2) will assume responsibility for lease payments for the remaining life of leases on certain systems hardware at Clark-Reliance on which FII is currently liable; (3) will relinquish any rights to seek recovery from FII for costs of restructuring its hardware, software and other systems; and (4) mutually with FII will terminate all other relationships between the two companies. In addition FII will, through action by its directors, initiate and/or confirm the prior initiation of, various measures relating to the organization and functioning of the Board of Directors (the "Measures"). The Measures will remain in effect for at least five years and may be changed or eliminated during that period only with the majority vote of a quorum composed of independent directors. The Measures encompass, in summary, the following:
          1. Reducing the number of directors to nine, reducing the number of standing committees of the Board to three, and reducing the annual stipend for service on the Board to $15,000 (plus $1,000 per meeting actually attended) and for service on any committee of the Board to $3,000 (plus $1,000 per meeting actually attended) respectively.
          2. Establishing a corporate policy that the Board shall have a majority of independent directors.
          3. Providing that certain non-management members of the Board annually assess and report to the full Board its assessment of the Board's performance.
          B. FII will pay to counsel for plaintiffs in the Actions the amount of $1,935,000 as attorneys' fees and expenses. FII will at the same time pay plaintiff Charles B. Miner $15,000, plaintiff Anne Howells $7,500, and plaintiff Donald I. MacDavid $7,500, as incentive compensation in respect of the commencement and pursuit of the Actions. Interest shall accrue on these amounts in the same manner as on the amount to be paid by the Figgie Interests to FII.
          C. FII intends to take steps necessary to indemnify the Director Defendants for expenses (including legal fees) incurred in connection with the defense and settlement of the Actions. Plaintiffs will not oppose that indemnification.
          D. A judgment will be entered dismissing the Actions as against all defendants with prejudice. FII and its shareholders, acting derivatively, will be forever barred and enjoined from commencing or prosecuting any lawsuits against defendants for, and defendants and the Figgie Interests and their heirs, successors, representatives and assigns will be released from, liabilities incurred up to the date of the release, including liabilities arising out of any claims, rights, or causes of action, whether known or unknown, that have been asserted or could have been asserted in the Actions, or that in any way encompass or relate to any of the matters, transactions, events, situations, courses of conduct, representations, omissions, facts, or circumstances that have been alleged or could have been alleged in this Actions. FII will obtain a similar release of claims from the Figgie Interests.
          E. If the Court does not approve the Settlement, or if it is otherwise terminated in accordance with the stipulation, then the rights and duties of the parties will revert to their respective status as of the date and time immediately prior to the execution of the stipulation.
          III.  NOTICE OF SETTLEMENT HEARING AND RIGHT TO OBJECT
          A. The Court has ordered that a hearing (the "Hearing") be held before the Honorable Paul H. Mitrovich, Court of Common Pleas of Lake County, Ohio, in Room ___________, Lake County Courthouse, 47 Park Place, Painesville, Ohio on ___________, 1995 at ____________ _.m. for the purpose of determining whether the Settlement is fair, reasonable, and adequate, whether it should be approved by the Court and the Actions dismissed on the merits and with prejudice, and whether judgment should be entered as provided in the Settlement. The Hearing may be adjourned from time to time by the Court at the Hearing or any adjourned session thereof without further notice.
          B. Any owner of FII common stock may appear personally or by counsel and be heard at the Hearing and may object to or express views regarding the terms of the Settlement, as to whether it should or should not be approved, provided, however, that unless the Court in its discretion shall direct otherwise, no such person will be heard or entitled in any way to contest approval of the Settlement unless on or before ___________, 1995, such person files with the Clerk of the Court in writing a notice of intention to appear and a statement of the person's objections or comments and the grounds for the objections or comments or the reasons for desiring to appear, together with all papers or other materials to be submitted to the Court at the Hearing and, on or before the date of such filing, serves a complete set of such material by mail on each of the following counsel for the parties:
          Dennis Murray, Esq.           Counsel for Plaintiffs
          Kirk J. Delli Bovi, Esq.
          David D. Yeagley, Esq.
          Murray & Murray Co., L.P.A.
          111 East Shoreline Drive
          Post Office Box 19
          Sandusky, Ohio  44871-0019

          James F. Koehler, Esq.        Counsel for Plaintiffs
          Gallagher, Sharp, Fulton
           & Norman
          7th Floor
          Bulkley Building
          Cleveland, Ohio  44115

                                      and

          John M. Newman, Jr., Esq.     Counsel for Non-Management
          Jones, Day, Reavis & Pogue    Director Defendants
          North Point
          901 Lakeside Avenue
          Cleveland, Ohio  44114

          Frances Floriano Goins, Esq.  Counsel for Defendant
          Squire, Sanders & Dempsey     Vincent A. Chiarucci
          4900 Society Center
          127 Public Square
          Cleveland, Ohio 44114

          Richard W. Cass, Esq.         Counsel for Defendants
          Karen Barr, Esq.              Harry E. Figgie, Jr. and
          Wilmer, Cutler & Pickering    Harry E. Figgie III
          2445 M Street, N.W.
          Washington, D.C.  20037-1420

          James Hackenberg, Esq.        Counsel for Nominal Defendant
          Baker, Hackenberg &           Figgie International Inc.
            Collins Co., L.P.A.
          77 North St. Clair Street
          Suite 100
          Painesville, Ohio 44077

Any such person who does not make his or her objection or opposition in the manner provided above shall be deemed to have waived all objections and opposition to the fairness, reasonableness, and adequacy of the Settlement.
             IV. NOTICE TO BANKS, BROKERS AND OTHER NOMINEES Pursuant to an Order of the Court, all brokerage firms and other nominees ("Nominees") for beneficial owners of FII common stock are requested promptly either (a) to send a copy of the Notice to the beneficial owners and to furnish written confirmation thereof to the Settlement Administrator, Heffler, Radetich & Saitta L.L.P., Suite 800, 1515 Market Street, Philadelphia, PA 19105-0290, Attention: Figgie Derivative Litigation, or (b) to furnish the Settlement Administrator, in the manner noted immediately above, with the names and addresses of the beneficial owners. Upon receipt of such list the Settlement Administrator will mail a copy of the Notice to such persons. Upon the request of any Nominee, the Settlement Administrator will furnish sufficient additional copies of the Notice for each of the beneficial owners represented by the respective Nominee. After providing notice to the persons for whom the Nominee has acted, the Nominee may apply for reimbursement of its actual out-of-pocket expenses, reasonably incurred, in identifying the beneficial owners identified above, plus postage, by presenting to the Settlement Administrator an affidavit which sets forth the name and address of each beneficial owner notified and the expenses incurred and which represents that "such expenses would not have been incurred but for the requirement that notice be provided" to such persons.
                         V.  EXAMINATION OF PAPERS
          This Notice is not a comprehensive description of the Settlement. For the full details of the matters disclosed in this Notice, and for further information concerning the Actions, files may be inspected during normal business hours at the office of the Clerk of Court, Lake County Courthouse, 47 North Park Place, Painseville, Ohio 44077, or at the offices of Murray & Murray Co., L.P.A., 111 East Shoreline Drive, Post Office Box 19, Sandusky, Ohio 44871-0019, Plaintiffs' Counsel. Appointments to inspect such materials at Murray & Murray should be made at least one business day in advance of the date inspection is to be made.

Dated:  _____________, 1995
      Painesville, Ohio
                                   Andy J. Totin
                                   Clerk of Courts
                                   Court of Common Pleas
                                   Lake County, Ohio

IN THE COURT OF COMMON PLEAS
       LAKE COUNTY, OHIO





CHARLES B. MINER, ET AL.,

     Plaintiffs,

v.

HARRY FIGGIE, JR., ET AL,

     Defendants.
)
)
)
)
)
)
)
)
)
Case No.:  93CV001575


Judge Mitrovich


FINAL ORDER AND JUDGMENT
APPROVING SETTLEMENT AND
DISMISSING ACTION



          Having considered the Stipulation and Agreement of Compromise and Settlement dated June __, 1995 (the "Stipulation"), including the exhibits annexed thereto; notice having been duly given to owners of common stock of Figgie International Inc. ("FII") in accordance with the order of this Court; a hearing having been held on ______, 1995 for the purpose of determining whether the terms of the settlement reflected in the Stipulation are fair, reasonable and adequate to FII and to FII's shareholders; having received and considered written materials, and heard and considered oral presentations, concerning the Stipulation; and upon all papers and proceedings had in the shareholder derivative cases entitled Charles B. Miner
v. Harry Figgie, Jr., et al. and Donald I. MacDavid v. Harry E. Figgie, Jr., et al. (the "Actions).
          Now, upon joint application of plaintiffs and defendants, by their attorneys, it is hereby ORDERED, ADJUDGED AND DECREED as follows:
          1. The terms of settlement of these Actions set out in the Stipulation are fair, reasonable and adequate to FII and its shareholders and are hereby approved, and the parties are directed to consummate the settlement in accordance with its terms, including but not limited to the execution and delivery of releases in the form attached to the Stipulation.
          2. The Actions are dismissed as to all defendants on the merits with prejudice and without court costs, in accordance with Rule 23.1 of the Ohio Rules of Civil Procedure, and all defendants and their respective heirs, executors, administrators, successors, and assigns, and present or former directors, officers, employees, agents, subsidiaries, affiliates, parents and divisions shall be and the same hereby are, released and discharged from any and all claims, rights, causes of action and liabilities whatsoever whether known or unknown, that have been alleged or asserted or could have been alleged or asserted in the Actions, or that are in any way based upon, encompass, relate to, or arise out of any of the matters, actions, transactions, agreements, situations, events, courses of conduct, representations, omissions, facts or circumstances alleged or referred to or that could have been alleged or referred to, in the Actions. Nothing contained in the Stipulation or in this Final Order and Judgment shall be deemed an admission or finding of wrongdoing by or with respect to any party.
          3. All persons, firms, corporations or other entities who participate in any way in this settlement, and their respective heirs, executors, administrators, representatives, successors and assigns, including but not limited to FII, its successors, assigns, subsidiaries, affiliates and divisions and the shareholders of FII acting derivatively, whether or not such persons appeared in this Action, are permanently barred, enjoined and restrained from commencing or prosecuting any action, suit, proceeding, claim or cause of action in any jurisdiction or court against any of the individual defendants or any of their respective heirs, executors, administrators, representatives, successors and assigns, that in any way is based upon, encompasses relates to or arises out of any of the matters, actions, transactions, agreements, situations, events, courses of conduct, representations, omissions, facts or circumstances that have been discharged and released pursuant to paragraph 2 hereof.

<PAGE23>
          4. Upon the occurrence of the Effective Date (as defined in the Stipulation):
               a.   The respective parties shall make the
                    payments, assume the obligations, and
                    otherwise carry out the requirements,
                    established by the terms of paragraphs 1 through 9 of the Stipulation under the heading "Undertakings of Defendants."
               b. Releases in the form set forth as Exhibits C and D to the Stipulation shall be executed and delivered as provided in the Stipulation.
          5. If the Effective Date does not occur for any reason whatsoever, this Final Order and Judgment shall be deemed null and void and shall be of no force and effect whatsoever.
          6. The Court reserves jurisdiction over the consummation, administration and enforcement of the terms of the Stipulation in accordance with this Final Order and Judgment.

Dated: ______________, 1995        SO ORDERED
Painesville, Ohio


                                   Paul H. Mitrovich
                                   Judge

                                  RELEASE


TO ALL WHOM THESE PRESENTS MAY COME OR MAY CONCERN,
          WHEREAS, Figgie International Inc. ("FII") is a nominal defendant in the derivative action entitled Charles B. Miner, et al. v. Harry E. Figgie, Jr., et al., Case No. 93CV001575 filed in the Court of Common Pleas of Lake County, Ohio (the "Court"), and in the derivative action entitled Donald I. MacDavid v. Harry E. Figgie, Jr., et al., Case No. 93CV001798 filed in the same Court and later consolidated with the Miner action (together referred to as the "Actions"); and
          WHEREAS, the Actions are brought in the name of and on behalf of FII against the various defendants; and
          WHEREAS, the parties to the Actions have entered into a Stipulation and Agreement of Compromise and Settlement ("Stipulation") which was filed with the Court of Common Pleas of Lake County, Ohio on June 16, 1995; and
          WHEREAS, the Court, following a hearing held on August 7, 1995, has issued a Final Order and Judgment approving the settlement, and the Effective Date, as defined in the Stipulation, has occurred making the judgment final;
          NOW, THEREFORE,
          1. As provided in the Stipulation, FII for good and valuable consideration, the receipt and sufficiency or which is hereby acknowledged, by these presents for its predecessors, successors, assigns, parents, subsidiaries, affiliates and divisions does hereby remise, release and forever discharge each and all of the defendants in the Actions (specifically, Harry E. Figgie, Jr., Harry E. Figgie III, Vincent A. Chiarucci, Fred J. Brinkman, Dale S. Coenen, Alfred V. Gangnes, John S. Lanahan, F. Rush McKnight, Harrison Nesbit II, C.B. Robertson III, Gerald K. Rugger, Harold B. Scott, A.A. Sommer, Jr., Walter M. Vannoy, and the Estate of Robert A. Weaver, Jr. by Betsy Weaver, Executrix) and the respective spouses and children of Harry E. Figgie, Jr. and Harry E. Figgie III, and The Clark-Reliance Corporation, which are not parties to the Actions, and the past or present officers, directors, employees, agents, advisors, attorneys, representatives, insurers, shareholders, affiliates, subsidiaries, parents, predecessors, successors, assigns, divisions, heirs, executors or administrators of any of the foregoing (collectively the "Releasees"), of and from all manner of actions, causes of action, suits, debts, contracts, agreements, promises, damages, rights, claims and demands whatsoever, whether known or unknown, in law or in equity, from the beginning of the world to the date of this Release, (hereinafter collectively referred to as "Claims"), which against the Releasees, or any of them, FII or FII's predecessors, successors, assigns, parents, subsidiaries, affiliates and divisions ever had or now has or hereafter can, shall or may have, including but not limited to Claims by reasons of, based upon, encompassing, or arising out of or related to any of the matters, actions, transactions, agreements, situations, events, courses of conduct, representations, omissions, facts or circumstances, actual or purported, alleged or referred to or which might have been alleged or referred to in the pleadings in the foregoing Actions, or which might have been alleged in any other court or tribunal.
          2. Notwithstanding the foregoing, this Release shall not in any way apply to or otherwise affect rights of FII (a) under its employment agreement with Walter M. Vannoy, or (b) under the respective undertakings executed by each of the individual defendants specified in paragraph 1 hereof in respect of repayment of expenses advanced in connection with the foregoing Actions.
          3. Nothing in this Release shall be deemed to be or construed as an admission of any liability of any Releasee, which liability is expressly denied.
          4. Nothing in this Release shall relieve the Releasees from any obligation that may be created by the Stipulation and the Final Order and Judgment of the Court in connection therewith.
          5. This Release shall be governed and construed in accordance with the laws of the State of Ohio.

          6. The person who executes this Release on behalf of FII warrants and represents that he has been authorized by FII to enter into and execute this Release.
          7. This Release may not be changed or amended orally. IN WITNESS WHEREOF, the undersigned has for and on behalf of FII executed these presents this ____ day of ________________, 1995.


                              FIGGIE INTERNATIONAL INC.


                              By

                                Its

                                  RELEASE

TO ALL TO WHOM THESE PRESENTS MAY COME OR MAY CONCERN,
          WHEREAS, Harry E. Figgie, Jr. and Harry E. Figgie III are defendants in the derivative action entitled Charles B. Miner, et al. v. Harry E. Figgie, Jr., et al., Case No. 93CV001575 filed in the Court of Common Pleas of Lake County, Ohio (the "Court"), and in the derivative action entitled Donald
I. MacDavid v. Harry E. Figgie, Jr., et al., Case No. 93CV001798 filed in the same Court and later consolidated with the Miner action (together referred to as the "Actions"); and
          WHEREAS, the Actions are brought in the name of and on behalf of Figgie International, Inc. ("FII") against the various defendants; and
          WHEREAS, the parties to the Actions have entered into a Stipulation and Agreement of Compromise and Settlement ("Stipulation") which was filed with the Court of Common Pleas of Lake County, Ohio on June __, 1995; and
          WHEREAS, the Court, following a hearing held on __________, 1995, has issued a Final Order and Judgment approving the settlement, and the Effective Date, as defined in the Stipulation, has occurred making the judgment final; and
          WHEREAS, Mark Figgie and Matthew Figgie are sons, and Nancy Figgie the spouse, of Harry E. Figgie, Jr.; and
          WHEREAS, The Clark-Reliance Corporation ("Clark-Reliance") is a privately held company controlled by Harry E. Figgie, Jr., Harry E. Figgie III and other members of the Figgie
Family:
          NOW, THEREFORE,
          1. As provided in the Stipulation, Harry E. Figgie, Jr., Harry E. Figgie III, Matthew Figgie, Mark Figgie, Nancy Figgie, and Clark-Reliance (the "Releasors"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, by these presents for their predecessors, successors, heirs, executors, administrators and assigns and, in the case of Clark-Reliance, also its parents, subsidiaries, affiliates and divisions, do hereby remise, release and forever discharge FII and any of the past or present officers, directors, employees, agents, advisors, attorneys, representatives, insurers, shareholders, affiliates, subsidiaries, parents, predecessors, successors, assigns, divisions, heirs, executors, or administrators of any of the foregoing (collectively the "Releasees"), of and from all manner of actions, causes of action, suits, debts, contracts, agreements, promises, rights, claims and damages whatsoever, whether known or unknown, in law or in equity, from the beginning of the world to the date of this Release (hereinafter collectively referred to as "Claims"), which against the Releasees, or any of them, the Releasors or any of the Releasors' predecessors, successors and assigns and, in the case of Clark-Reliance, also any of its past or present officers, directors, employees or agents, acting in any capacity, ever had or now has or hereafter can, shall or may have, including but not limited to Claims by reason of, based upon, encompassing, or arising out of or related to any of the matters, actions, transactions, agreements, situations, events, courses of conduct, representations, omissions, facts or circumstances, actual or purported, alleged or referred to or which might have been alleged or referred to in the pleadings in the foregoing Actions, or which might have been alleged in any other court or tribunal.
          2. Notwithstanding the foregoing, this Release shall not in any way apply to or otherwise affect rights accrued (a) to Harry E. Figgie, Jr. or Harry E. Figgie III under the terms of any standard benefits plans or programs of FII to which either may be entitled as a former officer, director or employee of FII or any of its subsidiaries, except (i) as to being a Director Emeritus, or (ii) as expressly provided in Paragraph 2(a) and 2(b) of the Undertakings in the Stipulation; (b) to Harry E. Figgie, Jr., Harry E. Figgie III, Nancy Figgie or Matthew Figgie in respect of indemnification as an "authorized representative" within the meaning of FII's bylaws; or (c) to Harry E. Figgie III, Matthew Figgie, or Mark Figgie in respect of any split dollar insurance program.
          3. Nothing in this Release shall be deemed to be or construed as an admission of any liability of any Releasee, which liability is expressly denied.

          4. Nothing in this Release shall relieve the Releasees from any obligations that may be created by the Stipulation and Final Order and Judgment of the Court in connection therewith.
          5. This Release shall be governed and construed in accordance with the laws of the State of Ohio.
          6. The person who executes this Release on behalf of Clark-Reliance warrants and represents that he has been authorized by Clark-Reliance to enter into and execute this Release.
          7. This Release may not be changed or amended orally. IN WITNESS WHEREOF, the undersigned have executed these presents this __day of _________________, 1995.

                                   ___________________________
                                   Harry E. Figgie, Jr.


                                   ___________________________
                                   Harry E. Figgie III


                                   ___________________________
                                   Nancy Figgie


                                   ___________________________
                                   Mark Figgie


                                   ___________________________
                                   Matthew Figgie



                                   CLARK-RELIANCE CORPORATION


                                   By_________________________

                                     Its______________________

IN THE COURT OF COMMON PLEAS
       LAKE COUNTY, OHIO





CHARLES B. MINER, ET AL.,

     Plaintiffs,

v.

HARRY FIGGIE, JR., ET AL.,

     Defendants.
)
)
)
)
)
)
)
)
)
Case No.:  93CV001575


Judge Mitrovich

ORDER APPROVING SUBMISSION
OF SETTLEMENT TO
SHAREHOLDERS AND PROVIDING
FOR NOTICE



          The parties to the above captioned shareholder derivative action (the "Action"), having entered into a Stipulation and Agreement of Settlement and Compromise (the "Stipulation") executed by counsel for all parties and presented to the Court on _______________, and having jointly moved this Court to approve a settlement and dismissal of the Action upon terms set forth in the Stipulation; and
          The Court having determined preliminarily that the proposed settlement appears to be the product of serious, informed, non-collusive negotiations, has no obvious deficiencies, and falls within the range of possible approval; and
          The Court having further determined on this basis, after due deliberation, that it is necessary and appropriate to submit the proposed settlement to the owners of common stock of Figgie International Inc. ("FII") and to convene a hearing for the purpose of determining on a final basis the fairness, reasonableness and adequacy of the proposed settlement;
          IT IS HEREBY ORDERED that:
          7. For purposes of settlement only, this Action is hereby authorized to proceed as a derivative action under Ohio R. Civ. P. 23.1 on behalf of FII.
          8. A hearing shall be held on __________, 1995 at ______, ___M. (the "Hearing) to determine the fairness, reasonableness and adequacy of the settlement proposed in the Stipulation and whether the settlement should be approved by the Court and judgment entered on it.
          9. Persons who are shareholders of common stock of FII as of _______________________, 1995 ("Current Shareholders")
are entitled to receive notice of the pendency of this Action and of the Hearing on the proposed Settlement and dismissal of the action (the "Notice"), and Notice will be required as set forth below.
          10. FII shall cause the Notice, substantially in the form annexed hereto as Exhibit A1 to be mailed by first class mail, postage prepaid, on or before ______, 1995 to all persons shown on the stock records maintained by or on behalf of FII to be Current Shareholders.
          11. Upon receiving the Notice, all brokerage firms and other nominees ("Nominees") for beneficial owners who are Current Stockholders are requested promptly either (a) to send a copy of the Notice to Current Stockholders and to furnish written confirmation thereof to the Settlement Administrator, Heffler, Radetich & Saitta L.L.P., Suite 800, 1515 Market Street, Philadelphia, PA 19102, Attention: Figgie Derivative Litigation, or (b) to furnish the Settlement Administrator, in the manner noted immediately above, with the names and addresses of Current Stockholders. Upon receipt of such list, the Settlement Administrator shall mail a copy of the Notice to such persons. Upon the request of any Nominee, the Settlement Administrator shall furnish sufficient quantities of the Notice for each of the beneficial owners represented by the respective Nominee. After notice to the persons for whom the Nominee has acted, the Nominee may apply for reimbursement of its actual out-of-pocket expenses, reasonably incurred, in identifying the beneficial owners identified above, plus postage, by presenting to the Settlement Administrator an affidavit that sets forth the name and address of each beneficial owner notified and the expenses incurred and which represents that "such expenses would not have been incurred but for the requirement that notice be provided" to such persons.
          12. Notice given in the form and manner provided in paragraph 4 of this Order is hereby found to be due, adequate and sufficient notice, of the pendency of the Action and the proposed settlement and dismissal of the Action, and the best practicable under the circumstances, and shall constitute the notice required by Ohio R. Civ. P. 23.1. FII shall serve and file an affidavit evidencing its compliance with this Order governing notice on or before _____________, 1995.
          13. The costs of identifying and notifying Current Shareholders (including the costs of printing the Notice) pursuant to this Order shall be borne by FII as provided in the Stipulation.
          14. The Stipulation and all papers in support thereof shall be available for inspection at the office of the Clerk of Court, Lake County Courthouse, Painesville, Ohio, or the office of the law firm of Murray & Murray Co., L.P.A., 111 East Shoreline Drive, Sandusky, Ohio 44870, commencing on the date of this Order, during reasonable business hours upon one day's notice.
          15. Any Current Shareholder who objects to the Stipulation, the fairness, reasonableness or adequacy of the proposed settlement or who otherwise wishes to be heard, may appear in person or by his attorney at the hearing and present any evidence or argument that may be proper and relevant; provided, however, that no person other than the named plaintiffs and defendants in this Action shall be heard, and no papers, briefs, or other documents submitted by any such person shall be received and considered by the Court (unless the Court in its discretion shall thereafter otherwise direct) unless no later than ten days prior to the hearing, notice of the intention to appear, a statement of such person's objections or comments and the grounds for such objections or comments or the reasons for such person's desiring to appear and to be heard, as well as all papers and other materials that such person desires the Court to consider, shall be filed in writing by such person with the Clerk of the Court and, on or before the date of such filing, shall be served upon the following counsel of record:
          Dennis Murray, Esq.           Counsel for Plaintiffs
          Murray & Murray Co., L.P.A.
          111 East Shoreline Drive
          Post Office Box 19
          Sandusky, Ohio  44871-0019

          James F. Koehler, Esq.        Counsel for Plaintiffs
          Gallagher, Sharp, Fulton
           & Norman
          7th Floor
          Bulkley Building
          Cleveland, Ohio  44115

                                    and

          John M. Newman, Jr., Esq.     Counsel for Non-Management
          Jones, Day, Reavis & Pogue    Director Defendants
          North Point
          901 Lakeside Avenue
          Cleveland, Ohio  44114

          Frances Floriano Goins, Esq.  Counsel for Defendant
          Squire, Sanders & Dempsey     Vincent A. Chiarucci
          4900 Society Center
          127 Public Square
          Cleveland, Ohio 44114

          Richard W. Cass, Esq.         Counsel for Defendants
          Karen Barr, Esq.              Harry E. Figgie, Jr. and
          Wilmer, Cutler & Pickering    Harry E. Figgie, III
          2445 M Street, N.W.
          Washington, D.C.  20037-1420

          James Hackenberg, Esq.        Counsel for Nominal Defendant
          Baker, Hackenberg &           Figgie International Inc.
            Collins Co., L.P.A.
          77 North St. Clair Street
          Suite 100
          Painesville, Ohio 44077

          16. Any Current Shareholder of FII who does not make his, her, or its objection in the manner provided shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness.
          17. The Court expressly reserves the right to approve the Stipulation and the settlement (including any modification thereof made with the consent of plaintiffs and defendants as provided for in the Stipulation without further notice to Current Shareholders), and to adjourn the aforesaid hearing from time to time, by oral announcement at the hearing without further notice to Current Shareholders. All Current Shareholders shall be bound by any order or judgment entered pursuant to the Stipulation (including any modification thereof made with the consent of plaintiffs and defendants as provided for in the Stipulation).
          18. Pending final determination of whether the settlement reflected in this Stipulation should be approved, plaintiffs and FII's shareholders, or any of them, shall not commence or prosecute against any defendant herein any action, either derivatively on behalf of FII or directly on behalf of themselves or any other person, asserting claims, rights or causes of action whether known or unknown, that have been asserted or could have been asserted in these Actions, or that in any way encompasses or relates to any of the matters, transactions, events, situations, courses of conduct, representations, omissions, facts, or circumstances that have been alleged or could have been alleged in these Actions.

Dated:  June __, 1995              SO ORDERED
Painesville, Ohio
                                   Paul H. Mitrovich
                                   Judge

IN THE COURT OF COMMON PLEAS
LAKE COUNTY, OHIO





CHARLES B. MINER, ET AL.,

     Plaintiffs,

v.

HARRY FIGGIE, JR., ET AL.,

     Defendants.
)
)
)
)
)
)
)
)
)
Case No.:  93CV001575


Judge Mitrovich

ORDER APPROVING SUBMISSION
OF SETTLEMENT TO
SHAREHOLDERS AND PROVIDING
FOR NOTICE



          The parties to the above captioned shareholder derivative action (the "Action"), having entered into a Stipulation and Agreement of Settlement and Compromise (the "Stipulation") executed by counsel for all parties and presented to the Court on _______________, and having jointly moved this Court to approve a settlement and dismissal of the Action upon terms set forth in the Stipulation; and
          The Court having determined preliminarily that the proposed settlement appears to be the product of serious, informed, non-collusive negotiations, has no obvious deficiencies, and falls within the range of possible approval; and
          The Court having further determined on this basis, after due deliberation, that it is necessary and appropriate to submit the proposed settlement to the owners of common stock of Figgie International Inc. ("FII") and to convene a hearing for the purpose of determining on a final basis the fairness, reasonableness and adequacy of the proposed settlement;
          IT IS HEREBY ORDERED that:
          19. For purposes of settlement only, this Action is hereby authorized to proceed as a derivative action under Ohio R. Civ. P. 23.1 on behalf of FII.
          20. A hearing shall be held on __________, 1995 at ______, ___M. (the "Hearing) to determine the fairness, reasonableness and adequacy of the settlement proposed in the Stipulation and whether the settlement should be approved by the Court and judgment entered on it.
          21. Persons who are shareholders of common stock of FII as of _______________________, 1995 ("Current Shareholders")
are entitled to receive notice of the pendency of this Action and of the Hearing on the proposed Settlement and dismissal of the action (the "Notice"), and Notice will be required as set forth below.
          22. FII shall cause the Notice, substantially in the form annexed hereto as Exhibit A1 to be mailed by first class mail, postage prepaid, on or before ______, 1995 to all persons shown on the stock records maintained by or on behalf of FII to be Current Shareholders.
          23. Upon receiving the Notice, all brokerage firms and other nominees ("Nominees") for beneficial owners who are Current Stockholders are requested promptly either (a) to send a copy of the Notice to Current Stockholders and to furnish written confirmation thereof to the Settlement Administrator, Heffler, Radetich & Saitta L.L.P., Suite 800, 1515 Market Street, Philadelphia, PA 19102, Attention: Figgie Derivative Litigation, or (b) to furnish the Settlement Administrator, in the manner noted immediately above, with the names and addresses of Current Stockholders. Upon receipt of such list, the Settlement Administrator shall mail a copy of the Notice to such persons. Upon the request of any Nominee, the Settlement Administrator shall furnish sufficient quantities of the Notice for each of the beneficial owners represented by the respective Nominee. After notice to the persons for whom the Nominee has acted, the Nominee may apply for reimbursement of its actual out-of-pocket expenses, reasonably incurred, in identifying the beneficial owners identified above, plus postage, by presenting to the Settlement Administrator an affidavit that sets forth the name and address of each beneficial owner notified and the expenses incurred and which represents that "such expenses would not have been incurred but for the requirement that notice be provided" to such persons.
          24. Notice given in the form and manner provided in paragraph 4 of this Order is hereby found to be due, adequate and sufficient notice, of the pendency of the Action and the proposed settlement and dismissal of the Action, and the best practicable under the circumstances, and shall constitute the notice required by Ohio R. Civ. P. 23.1. FII shall serve and file an affidavit evidencing its compliance with this Order governing notice on or before _____________, 1995.
          25. The costs of identifying and notifying Current Shareholders (including the costs of printing the Notice) pursuant to this Order shall be borne by FII as provided in the Stipulation.
          26. The Stipulation and all papers in support thereof shall be available for inspection at the office of the Clerk of Court, Lake County Courthouse, Painesville, Ohio, or the office of the law firm of Murray & Murray Co., L.P.A., 111 East Shoreline Drive, Sandusky, Ohio 44870, commencing on the date of this Order, during reasonable business hours upon one day's notice.
          27. Any Current Shareholder who objects to the Stipulation, the fairness, reasonableness or adequacy of the proposed settlement or who otherwise wishes to be heard, may appear in person or by his attorney at the hearing and present any evidence or argument that may be proper and relevant; provided, however, that no person other than the named plaintiffs and defendants in this Action shall be heard, and no papers, briefs, or other documents submitted by any such person shall be received and considered by the Court (unless the Court in its discretion shall thereafter otherwise direct) unless no later than ten days prior to the hearing, notice of the intention to appear, a statement of such person's objections or comments and the grounds for such objections or comments or the reasons for such person's desiring to appear and to be heard, as well as all papers and other materials that such person desires the Court to consider, shall be filed in writing by such person with the Clerk of the Court and, on or before the date of such filing, shall be served upon the following counsel of record:
          Dennis Murray, Esq.           Counsel for Plaintiffs
          Murray & Murray Co., L.P.A.
          111 East Shoreline Drive
          Post Office Box 19
          Sandusky, Ohio  44871-0019

          James F. Koehler, Esq.        Counsel for Plaintiffs
          Gallagher, Sharp, Fulton
           & Norman
          7th Floor
          Bulkley Building
          Cleveland, Ohio  44115

                                    and

          John M. Newman, Jr., Esq.     Counsel for Non-Management
          Jones, Day, Reavis & Pogue    Director Defendants
          North Point
          901 Lakeside Avenue
          Cleveland, Ohio  44114

          Frances Floriano Goins, Esq.  Counsel for Defendant
          Squire, Sanders & Dempsey     Vincent A. Chiarucci
          4900 Society Center
          127 Public Square
          Cleveland, Ohio 44114

          Richard W. Cass, Esq.         Counsel for Defendants
          Karen Barr, Esq.              Harry E. Figgie, Jr. and
          Wilmer, Cutler & Pickering    Harry E. Figgie, III
          2445 M Street, N.W.
          Washington, D.C.  20037-1420

          James Hackenberg, Esq.        Counsel for Nominal Defendant
          Baker, Hackenberg &           Figgie International Inc.
            Collins Co., L.P.A.
          77 North St. Clair Street
          Suite 100
          Painesville, Ohio 44077
          28. Any Current Shareholder of FII who does not make his, her, or its objection in the manner provided shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness.
          29. The Court expressly reserves the right to approve the Stipulation and the settlement (including any modification thereof made with the consent of plaintiffs and defendants as provided for in the Stipulation without further notice to Current Shareholders), and to adjourn the aforesaid hearing from time to time, by oral announcement at the hearing without further notice to Current Shareholders. All Current Shareholders shall be bound by any order or judgment entered pursuant to the Stipulation (including any modification thereof made with the consent of plaintiffs and defendants as provided for in the Stipulation).
          30. Pending final determination of whether the settlement reflected in this Stipulation should be approved, plaintiffs and FII's shareholders, or any of them, shall not commence or prosecute against any defendant herein any action, either derivatively on behalf of FII or directly on behalf of themselves or any other person, asserting claims, rights or causes of action whether known or unknown, that have been asserted or could have been asserted in these Actions, or that in any way encompasses or relates to any of the matters, transactions, events, situations, courses of conduct, representations, omissions, facts, or circumstances that have been alleged or could have been alleged in these Actions.

Dated:  June __, 1995              SO ORDERED
Painesville, Ohio
                                   Paul H. Mitrovich
                                   Judge

                       IN THE COURT OF COMMON PLEAS
                             LAKE COUNTY, OHIO

CHARLES B. MINER, ET AL.,     )    Case No.: 93CV001575
                              )
     Plaintiffs,              )    Judge Mitrovich
                              )
     v.                       )
                              )
HARRY FIGGIE, JR., ET AL.,    )
                              )
     Defendants.              )


                JOINT MOTION FOR ORDER APPROVING SUBMISSION
          OF SETTLEMENT TO SHAREHOLDERS AND PROVIDING FOR NOTICE


          Pursuant to Rule 23.1 of the Ohio Rules of Civil Procedure, the parties to this shareholder derivative action (the "Action") jointly move the Court to enter an Order, a form of which is provided herewith, to do the following:
          (a) preliminarily approve the terms of the settlement set forth in the Stipulation and Agreement of Compromise and Settlement (the "Stipulation") entered into by the parties;
          (b) establish a date for a hearing to determine the fairness, reasonableness, and adequacy of the settlement set forth in the Stipulation;
          (c) provide for notice to the owners of common stock of Figgie International Inc. of the pendency of the Action and of the hearing on the proposed settlement and dismissal of the Action.
          The terms of the settlement are set forth in full in the Stipulation which, together with each of the exhibits to which it refers, is being presented to the Court at the same time as this joint motion. Preliminary approval of that settlement and submission to the shareholders is warranted because the settlement is the product of serous, informed, non-collusive negotiations and has no obvious deficiencies.

Dated:  June __, 1995         MURRAY & MURRAY CO., L.P.A.
                              By: ________________________
                              111 East Shoreline Drive
                              Post office Box 19
                              Sandusky, Ohio 44871-0019

                              Attorneys for Plaintiffs
                              Charles B. Miner and Anne Howells

                              GALLAGHER, SHARP, FULTON & NORMAN
                              By: _______________________________
                              Seventh Floor, Bulkley Bldg.
                              1501 Euclid Avenue
                              Cleveland, Ohio   44ll5

                              Attorneys for Plaintiff Donald
                              I. MacDavid

                              WILMER, CUTLER & PICKERING
                              By: ______________________________
                              2445 M. Street, N.W.
                              Washington, D.C.   20037

                              BARRY M. BYRON & CO., LPA
                              By:
                              Interstate Square Bldg. 1
                              4230 State Rte. 306
                              Willoughby, Ohio  44094

                              Attorneys for Defendants Harry E.
                              Figgie, Jr. and Harry E. Figgie III
                              and also for Matthew Figgie,
                              Mark Figgie, Nancy Figgie and
                              The Clark-Reliance Corporation

                              SQUIRE, SANDERS & DEMPSEY
                              By:
                              4900 Society Center
                              127 Public Square
                              Cleveland, Ohio  44114

                              Attorneys for Defendant Vincent A.
                              Chiarucci

                              JONES, DAY, REAVIS & POGUE
                              By:
                              North Point
                              901 Lakeside Avenue
                              Cleveland, Ohio  44114

                              Attorneys for Defendants Fred J.
                              Brinkman, Dale S. Coenen, Alfred V.
                              Gangnes, John S. Lanahan, F. Rush
                              McKnight, Harrison Nesbit II, C.B.
                              Robertson III, Gerald K. Rugger,
                              Harold B. Scott, A.A. Sommer, Jr.,
                              Walter M. Vannoy, and Estate of
                              Robert A. Weaver, Jr. by Betsy
                              Weaver, Executrix

                              BAKER, HACKENBERG & COLLINS CO.,
                              L.P.A.
                              By:
                              77 North St. Clair Street
                              Painesville, Ohio  44077
                              Attorneys for Nominal Defendant
                              Figgie International Inc.